Stockholders' Equity (FY)	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Stockholders' Equity
16. Stockholders' Equity
Preferred Stock
As of December 31, 2022, D-Wave Quantum Inc. is authorized to issue up to 20,000,000 shares of preferred stock. D-Wave Quantum Inc. has not issued any shares of preferred stock as of December 31, 2022. As no shares have been issued, D-Wave Quantum Inc. preferred stock is not reflected on the consolidated balance sheet.
Equity Purchase Agreement
On June 16, 2022, the Company entered into a common stock purchase agreement (“LPC Purchase Agreement”) with Lincoln Park. The LPC Purchase Agreement provides that, subject to the terms and conditions therein, the Company has the right, but not the obligation, to sell, at its discretion, to Lincoln Park up to $150.0 million Common Shares over a 36-month period commencing on October 26, 2022. As of December 31, 2022, the Company has received $4.2 million in proceeds through the issuance of 1,878,806 Common Shares to Lincoln Park under the Purchase Agreement. The purchase price per share of the shares sold will be based on the market prices prevailing immediately preceding the time of sale as computed under the LPC Purchase Agreement. The Purchase Agreement prohibits the Company from directing Lincoln Park to purchase any Common Shares if the closing price of the Common Shares is less than $1.00. The agreement may be terminated by the Company at any time, at its sole discretion, without any additional cost or penalty.
Common Stock
As of December 31, 2022, the Company had 113,335,530 shares of common stock outstanding, comprised of 48,408,854 Exchangeable Shares and 64,926,678 Common Shares. At any time and at their election, holders of Exchangeable Shares can exchange their shares for Common Shares on a one-for-one basis. In addition, holders of
Exchangeable Shares have the same rights with respect to voting, dividends, and liquidation, dissolution, and winding up, as holders of Common Shares. As such, the Exchangeable Shares are identical in substance to Common Shares and, therefore, are treated as shares of common stock of the Company.
The Company's common stock contains the following rights:
Voting Rights
Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of D-Wave Quantum Common Shares possess all voting power for the election of directors and all other matters requiring stockholder action. Holders of D-Wave Quantum Common Shares are entitled to one vote per share on matters to be voted on by stockholders.
Dividend Rights
Holders of D-Wave Quantum Common Shares will be entitled to receive dividends as and when declared by D-Wave Quantum’s board of directors at its discretion out of funds properly applicable to the payment of dividends, subject to the rights, if any, of shareholders holding shares with special rights to dividends. The timing, declaration, amount and payment of future dividends will depend on D-Wave Quantum’s financial condition, earnings, capital requirements and debt service obligations, as well as legal requirements, regulatory constraints, industry practice and other factors that D-Wave Quantum’s board of directors deems relevant.
Rights Related to Liquidation, Dissolution and Winding Up
In the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up, the holders of D-Wave Quantum Common Shares will be entitled to receive an equal amount per share of all of the Company's assets of whatever kind available for distribution to stockholders, after the rights of the holders of the preferred stock, if any, have been satisfied.